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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                October 13, 1998
                                                 -------------------------------

                              LADD FURNITURE, INC.
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             (Exact name of registrant as specified in its charter)





  North Carolina                 0-11577                    56-1311320
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 (State or other               (Commission                 (I.R.S. Employer
  jurisdiction                File Number)                Identification No.)
of Incorporation)




4620 Grandover Parkway, P.O. Box 26777, Greensboro, North Carolina    27417-6777
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(Address of principal executive offices)                              (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE              (336) 294-5233
                                                         ---------------------

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         (Former name or former address, if changed since last report.)







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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.


ITEM 5.  OTHER EVENTS.

                  On October 13, 1998, the Registrant issued a press release reporting its 1998 third quarter and nine month results of operations. The press release is attached hereto as Exhibit 10.1 and the supplemental financial data submitted to stock analysts is attached as Exhibit 10.2.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a) Exhibits

                  10.1     Press Release dated October 13, 1998.

                  10.2 Supplemental Financial Data submitted to stock analysts dated October 13, 1998.



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ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LADD FURNITURE, INC.


Date:  October 14, 1998                By: /s/William S. Creekmuir
                                           ------------------------------------
                                              William S. Creekmuir

                                       Title:  Executive Vice President, Chief
                                               Financial Officer, Treasurer and
                                               Secretary